Shopify Merchant Success Powers Q4 Outperformance Across Both Top and Bottom-Line
Q4 Revenue Growth Accelerates to 31% and Free Cash Flow Margin Expands to 22%;
Full Year Revenue Up 26% and Free Cash Flow Margin Increases to 18%

Internet, Everywhere - February 11, 2025 - Shopify Inc. (NYSE, TSX: SHOP), a leading commerce technology company announced today financial results for the quarter and year ended December 31, 2024.

“2024 was a stand-out year for Shopify. We seized every opportunity to fuel our growth and it showed in the results quarter after quarter,” said Harley Finkelstein, President of Shopify. “Heading into 2025, we are committed to making entrepreneurship more common and further establishing Shopify as the go-to commerce platform for businesses of all sizes. With our proven track record, the agility of our platform, and our relentless focus on merchant success, we like our odds in this evolving technology landscape, and are excited about the opportunities it brings for Shopify and our merchants.”

Jeff Hoffmeister, Chief Financial Officer of Shopify, said, “We are thrilled with our strong performance in Q4, wrapping up an outstanding 2024. Q4 marks our seventh consecutive quarter of 25% or greater revenue growth when excluding logistics. Moreover, we grew free cash flow margin sequentially each quarter of 2024, reaching 22% for Q4. GMV growth accelerated each quarter this year, achieving a 24% year-over-year increase in 2024, marking our highest GMV growth in three years. These consistent results are a testament to our strategic initiatives and operational discipline, positioning us well for continued success and growth in the future.”

Selected Business Performance Information(1)
(In US $ millions, except percentages)

	Three months ended December 31,		Years ended December 31,
	2024	2023	2024	2023
GMV	94,460	75,125	292,275	235,910

MRR	178	144	178	144

Revenue	2,812	2,144	8,880	7,060

Gross profit	1,352	1,062	4,472	3,515

Operating income (loss)	465	289	1,075	(1,418)

Free cash flow	611	446	1,597	905

YoY revenue growth rate	31%	24%	26%	26%

Free cash flow margin	22%	21%	18%	13%
(1)See notes below for definitions of GMV, MRR and additional information on free cash flow and free cash flow margin, which are non-GAAP financial measures and are reconciled to the comparable GAAP measure in the non-GAAP reconciliation at the end of this press release.

2024 Highlights(1)

Rapid growth at scale		Improving profitability

$1Tn	Milestone crossed in cumulative GMV	$1.1Bn	Operating income in 2024

2.4X	More GMV than 2020	12X	More operating income than 2020

3X	More revenue than 2020	$1.6Bn	Free cash flow generated in 2024

7	Consecutive quarters of 25% or greater revenue growth, excluding logistics	9	Consecutive quarters of positive free cash flow

+26%	Annual revenue growth that persists with scale (2024: 26%, 2023: 26%, 2022: 21%)	+500bps	Free cash flow margin expansion

Multiple growth drivers gaining momentum		Gold standard for trusted commerce

+33%	International revenue growth(2)	875M+	Unique online shoppers purchasing from Shopify merchants in 2024

+33%	Offline revenue growth(3)	200M+	Hundreds of millions of Shop Pay users

>140%	B2B GMV growth(4)	>12%	US ecommerce market share(5)

+50%	Shop Pay GMV growth

+32%	Gross Payments Volume growth
(1)All comparisons are to 2023, unless otherwise stated.
(2)International revenue represents total revenue for all regions outside North America, which are defined as the Europe, Middle East and Africa region, Asia-Pacific region, and Latin America region.
(3)Offline revenue includes revenue from Shopify Payments for offline, POS Pro and Retail plan subscriptions and POS Hardware.
(4)Represents a very small portion of GMV today, given it is a newer product offering for merchants only on Plus.
(5)The US ecommerce market is based on a combination of US Census Bureau data (Quarterly Retail E-Commerce Sales, not adjusted) and internal estimates. Shopify market share represents sales by Shopify merchants based on Shopify’s 2024 US GMV (excluding merchant sales made through POS).

2025 Outlook
The outlook that follows supersedes all prior financial outlook statements made by Shopify, constitutes forward-looking information within the meaning of applicable securities laws, and is based on a number of assumptions and subject to a number of risks. Actual results could vary materially as a result of numerous factors, including certain risk factors, many of which are beyond Shopify’s control. Please see "Forward-looking Statements" below for more information.

We expect the strong merchant momentum from Q4 to carry over into Q1, recognizing that Q1 is consistently our lowest GMV quarter seasonally. With that backdrop, for the first-quarter of 2025 we expect:
•Revenue to grow at a mid-twenties percentage rate on a year-over-year basis;
•Gross profit dollars to grow at a low-twenties percentage rate on a year-over-year basis;
•Operating expense as a percentage of revenue to be 41% to 42%;
•Stock-based compensation to be $120 million; and
•Free cash flow margin to be in the mid-teens.

Quarterly Conference Call
Shopify’s management team will hold a conference call to discuss our fourth-quarter results today, February 11, 2025, at 8:30 a.m. ET. The conference call will be webcast on the investor relations section of Shopify’s website at www.shopifyinvestors.com/news-and-events. An archived replay of the webcast will be available following the conclusion of the call.

Shopify’s Annual Report on Form 10-K for the year ended December 31, 2024, including the Audited Consolidated Financial Statements and accompanying notes, Management's Discussion and Analysis, will be available on Shopify’s website at www.shopify.com and will be filed on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Shareholders may, upon request, receive a hard copy of the complete audited financial statements free of charge.

About Shopify
Shopify is the leading global commerce company that provides essential internet infrastructure for commerce, offering trusted tools to start, scale, market, and run a retail business of any size. Shopify makes commerce better for everyone with a platform and services that are engineered for speed, customization, reliability, and security, while delivering a better shopping experience for consumers online, in store, and everywhere in between. Shopify powers millions of businesses in more than 175 countries and is trusted by brands such as BarkBox, Vuori, BevMo, Carrier, JB Hi-Fi, Meta, ButcherBox, SKIMS, Supreme, and many more.
For more information visit www.shopify.com

CONTACT INVESTORS:	CONTACT MEDIA:
Carrie Gillard	Alex Lyons
Director, Investor Relations	Senior Lead, External Communications
IR@shopify.com	press@shopify.com

Shopify Inc. Condensed Consolidated Statement of Operations
(In US $ millions)

	Three months ended December 31,		Years ended December 31,
	2024	2023	2024	2023
Revenues
Subscription solutions	666	525	2,350	1,837
Merchant solutions	2,146	1,619	6,530	5,223
	2,812	2,144	8,880	7,060

Cost of revenues
Subscription solutions	134	97	434	354
Merchant solutions	1,326	985	3,974	3,191
	1,460	1,082	4,408	3,545
Gross profit	1,352	1,062	4,472	3,515

Operating expenses
Sales and marketing	348	317	1,393	1,220
Research and development	351	311	1,367	1,730
General and administrative	112	100	410	491
Transaction and loan losses	76	45	227	152
Impairment on sales of Shopify's logistics businesses	—	—	—	1,340
Total operating expenses	887	773	3,397	4,933

Operating income (loss)	465	289	1,075	(1,418)
Net other income, including taxes(1)	828	368	944	1,550

Net income	1,293	657	2,019	132
less: equity investments, mark to market, net of taxes	835	320	782	1,361

Net income (loss) excluding the impact of equity investments(2)	458	337	1,237	(1,229)

(1)Net other income, including taxes includes interest income, gains and losses on equity and other investments, foreign exchange gains and losses and our provision for income taxes.

(2)Net income excluding the impact of equity investments is a non-GAAP financial measure which is reconciled below in the non-GAAP reconciliation at the end of this press release. The impact of any gains or losses of our equity investments in third parties are not relevant to the fundamentals of our business. Valuations of third parties in public and private markets are outside of our control, and therefore, fluctuations in those valuations have little analytical or predictive value regarding our ability to drive operational results.

A full Consolidated Statements of Operations and Comprehensive Income (Loss) are available in the Annual Report on Form 10-K filed concurrently with this press release with Canadian and US regulators and available at www.sedarplus.ca and www.sec.gov.

Shopify Inc. Condensed Consolidated Balance Sheets
(In US $ millions)

	December 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	1,498	1,413
Marketable securities	3,981	3,595
Trade and other receivables, net	342	282
Loans and merchant cash advances, net	1,224	816
Other current assets	209	169
	7,254	6,275
Long-term assets
Property and equipment, net	47	49
Operating lease right-of-use assets, net	93	98
Intangible assets, net	22	29
Deferred tax assets	37	44
Other long-term assets	21	—
Long-term investments	709	115
Equity and other investments ($3,930 and $2,977, carried at fair value)	4,647	3,482
Equity method investment	642	780
Goodwill	452	427
	6,670	5,024
Total assets	13,924	11,299
Liabilities and shareholders’ equity
Current liabilities
Accounts payable and accrued liabilities	737	579
Deferred revenue	283	302
Operating lease liabilities	18	17
Convertible senior notes	918	—
	1,956	898
Long-term liabilities
Deferred revenue	147	196
Operating lease liabilities	190	217
Convertible senior notes	—	916
Deferred tax liabilities	73	6
	410	1,335
Commitments and contingencies
Shareholders’ equity
Common stock	9,634	9,201
Additional paid-in capital	305	251
Accumulated other comprehensive (loss) income	(10)	4
Accumulated surplus (deficit)	1,629	(390)
Total shareholders’ equity	11,558	9,066
Total liabilities and shareholders’ equity	13,924	11,299

Shopify Inc. Condensed Consolidated Statements of Cash Flows
(In US $ millions)

	Three months ended December 31,		Years ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net income for the period	1,293	657	2,019	132
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization and depreciation	8	10	36	70
Stock-based compensation	109	98	430	615
Provision for transaction and loan losses	52	29	148	80
Deferred income tax expense (recovery)	72	(3)	78	(1)
Revenue related to non-cash consideration	(19)	(35)	(94)	(158)
Impairment on sales of Shopify's logistics businesses	—	—	—	1,340
Impairment of right-of-use assets and leasehold improvements	—	—	—	38
Net (gain) loss on equity and other investments	(929)	(368)	(992)	(1,419)
Net loss on equity method investment	22	48	138	58
Unrealized foreign exchange loss (gain)	34	(12)	19	(6)
Changes in operating assets and liabilities	(27)	24	(166)	195
Net cash provided by operating activities	615	448	1,616	944
Cash flows from investing activities
Purchases of property and equipment	(4)	(2)	(19)	(39)
Purchases of marketable securities	(2,339)	(1,683)	(8,396)	(5,841)
Maturities of marketable securities	1,810	1,612	7,457	5,590
Purchases and originations of loans	(877)	(527)	(3,006)	(1,861)
Repayments and sales of loans	775	514	2,542	1,338
Purchases of equity and other investments	(26)	(260)	(137)	(364)
Acquisition of businesses, net of cash acquired	—	—	(30)	(31)
Other	—	—	3	(36)
Net cash used in investing activities	(661)	(346)	(1,586)	(1,244)
Cash flows from financing activities
Proceeds from the exercise of stock options	49	17	61	60
Net cash provided by financing activities	49	17	61	60
Effect of foreign exchange on cash and cash equivalents	(12)	7	(6)	4
Net (decrease) increase in cash, cash equivalents and restricted cash	(9)	126	85	(236)
Cash, cash equivalents and restricted cash – Beginning of period	1,507	1,287	1,413	1,649
Cash, cash equivalents and restricted cash – End of Period	1,498	1,413	1,498	1,413

Reconciliation of Non-GAAP Financial Measures

Free Cash Flow Reconciliation
(In US $ millions, except percentages)
The following table illustrates how free cash flow is calculated in this press release:

	Three months ended December 31,		Years ended December 31,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	615	448	1,616	944
less: capital expenditures(1)	(4)	(2)	(19)	(39)
Free cash flow	611	446	1,597	905
Revenue	2,812	2,144	8,880	7,060
Free cash flow margin	22%	21%	18%	13%
(1)Capital expenditures is equivalent to the amount included in “Purchases of property and equipment” on our consolidated statements of cash flows for the reported period.

Net Income (Loss) Excluding the Impact of Equity Investments Reconciliation
(In US $ millions)
The following table illustrates how Net Income (Loss) Excluding the Impact of Equity Investments is calculated in this press release:

	Three months ended December 31,		Years ended December 31,
	2024	2023	2024	2023
Net income	1,293	657	2,019	132
less: equity investments, mark to market, net of taxes	835	320	782	1,361
Net income (loss) excluding the impact of equity investments(1)	458	337	1,237	(1,229)
(1)Net income excluding the impact of equity investments is a non-GAAP financial measure. The impact of any gains or losses of our equity investments in third parties are not relevant to the fundamentals of our business. Valuations of third parties in public and private markets are outside of our control, and therefore fluctuations in those valuations have little analytical or predictive value regarding our ability to drive operational results.

Financial Performance Constant Currency Analysis
(In US $ millions, except percentages)
The following table converts our GMV, revenues, gross profit and operating income using the comparative period's monthly average exchange rates. The table below setting out the effect of foreign exchange rates on GMV and our consolidated statements of operations disclosure is a supplement to our consolidated financial statements, which are prepared and presented in accordance with US GAAP. We have provided the below disclosure as we believe it presents a clear comparison of our period to period operating results by removing the impact of fluctuations in foreign exchange rates and to assist investors in understanding our financial and operating performance.

	Three months ended December 31,
	GMV	Revenue	Subscription solutions revenue	Merchant solutions revenue	Gross profit	Operating income
2023 as reported (GAAP, excl. GMV)	75,125	2,144	525	1,619	1,062	289
2024 as reported (GAAP, excl. GMV)	94,460	2,812	666	2,146	1,352	465
Percentage change YoY (GAAP, excl. GMV)	26%	31%	27%	33%	27%	61%
Constant currency impact	(422)	(3)	0	(3)	(1)	7
Percentage change YoY (GAAP, excl. GMV) constant currency	26%	31%	27%	33%	27%	58%

	Years ended December 31,
	GMV	Revenue	Subscription solutions revenue	Merchant solutions revenue	Gross profit	Operating income
2023 as reported (GAAP, excl. GMV)	235,910	7,060	1,837	5,223	3,515	(1,418)
2024 as reported (GAAP, excl. GMV)	292,275	8,880	2,350	6,530	4,472	1,075
Percentage change YoY (GAAP, excl. GMV)	24%	26%	28%	25%	27%	*
Constant currency impact	(1,043)	(5)	(1)	(4)	0	(22)
Percentage change YoY (GAAP, excl. GMV) constant currency	24%	26%	28%	25%	27%	*
*    Not a meaningful comparison

Forward-looking Statements
This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”), including statements related to Shopify’s financial outlook, including expected revenue and expenses for the next fiscal quarter. These statements can be identified by words such as “expect” and are based on Shopify's current projections and expectations about future events and financial results. Known and unknown risks may cause actual results to differ materially from those described in the forward-looking statements. These risks include, but are not limited to, the Company’s ability to maintain expected growth and manage expenses, the impact of changes in economic conditions and consumer spending in key markets such as the United States and Europe and globally, the impact of measures that affect international trade, including tariffs, our reliance on third party cloud providers to deliver services, a cyberattack or security breach, and serious errors or defects in software or hardware. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are set out in Shopify's Annual Report on Form 10-K and other filings made with US and Canadian securities regulators, available at www.sedarplus.ca and www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to management on the date hereof and represent management’s beliefs regarding future events, projection and financial trends, which, by their nature, are inherently uncertain. The forward-looking statements are provided to give additional information about management’s expectations and beliefs and may not be appropriate for other purposes. Shopify undertakes no duty to publicly update or revise any forward-looking statements, except as may be required by law.

Notes: (1)Gross Merchandise Volume, or GMV, represents the total dollar value of orders facilitated through the Shopify platform including certain apps and channels for which a revenue-sharing arrangement is in place in the period, net of refunds, and inclusive of shipping and handling, duty and value-added taxes.

Monthly Recurring Revenue, or MRR, is calculated by multiplying the number of merchants by the average monthly subscription plan fee in effect on the last day of that period and is used by management as a directional indicator of subscription solutions revenue going forward assuming merchants maintain their subscription plan the following month. In the three months ended March 31, 2024, the Company revised the inclusion of paid trials in the calculation of MRR.

Free cash flow and free cash flow margin are non-GAAP financial measures which are reconciled in the non-GAAP reconciliation at the end of this press release. Shopify believes free cash flow and free cash flow margin provide useful information to help investors and others understand our operating results and the performance of our business in the same manner as management. Shopify does not reconcile forward-looking non-GAAP free cash flow margin as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Free cash flow is a non-GAAP financial measure calculated as cash flow from operations less capital expenditures.